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                                                                  EXHIBIT 99(b)
                                                                     PROXY

                           Community Bancshares, Inc.


                                REVOCABLE PROXY

         (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY BANCSHARES, INC. FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 1995)

         The undersigned hereby appoints ______________and _________, and any one or more of them with full powers of substitution, as attorneys and proxies for the undersigned, to represent and vote all shares of Common Stock of Community Bancshares, Inc. ("Community") standing in my name on the books and records of Community at the close of business on _________, 1994 which the undersigned is entitled to cast at the Special Meeting of Shareholders to be held at the main office of Community, Germantown Commons Office Complex, Suite 108, 2175 Germantown Road South, Germantown, Tennessee, on _________, 1995 at 5:00 p.m., local time, and at any and all adjournments as follows:


                                                                         For               Against               Abstain
                                                                       -------            ---------             ---------
 Approval of the Agreement and Plan of Merger dated as of
 September 22, 1994, (the "Merger Agreement") by and between
 First Tennessee National Corporation ("FTNC") and Community
 which provides for the merger of Community with and into
 FTNC and the simultaneous merger of Community's subsidiary,
 Community First Bank, with and into First Tennessee Bank
 National Association.                                                 __________         __________            __________

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NOTE: The Board of Directors is not aware of any other business that may come before the meeting.


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             THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS
                       STATED IF NO CHOICE IS MADE HEREON

         Should the undersigned be present and elect to vote at the Special
Meeting or at any adjournment thereof and, after notification to the Secretary of Community at the Special Meeting of the shareholder's decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt of a Notice of Special Meeting called for the ____rd day of ________, 1995; and the Proxy Statement-Prospectus dated the __th day of ______, 1994 prior to the execution of this Proxy.



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

                                                                ---------------------------------
                                                                Print Name of Shareholder


         Date:
              ----------                                        ---------------------------------
                                                                Signature of Shareholder




                                                                ---------------------------------
                                                                Print Name of Shareholder


         Date:
              ----------                                        ---------------------------------
                                                                Signature of Shareholder


                                                                (Please sign exactly as your name appears
                                                                on the envelope in which this card was mailed.
                                                                When signing as attorney, executor, administrator,
                                                                trustee or guardian, please give your full title. If
                                                                more than one trustee, all should sign. If shares
                                                                are held jointly, each holder should sign.)

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